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                                                                    Exhibit 23.1









                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-1, registration number 333-38623.


/s/ Arthur Andersen LLP




Atlanta, Georgia
September 23, 1998